Exhibit 99.1

Rafael Holdings Reports Fourth Quarter and Full Fiscal Year 2019 Results

NEWARK, NJ – October 3, 2019: Rafael Holdings, Inc., (NYSE American: RFL), reported revenue of $4.9 million and a loss per share of $0.35 for the fiscal year ended July 31, 2019. Fourth quarter revenue was $1.4 million and the loss per share was $0.16.

Recent Operational Highlights

●	Rafael Pharmaceuticals, a clinical-stage pharmaceutical company in which the Company holds preferred equity and a warrant to increase ownership to 56% of the fully diluted equity interests, reached an out-licensing agreement with Ono Pharmaceutical Co., Ltd. of Japan. Ono gained exclusive rights to develop and commercialize Rafael Pharma’s lead drug candidate, CPI-613® (devimistat) and related compounds for all indications in certain Asia-Pacific region countries. Rafael Pharma received an upfront payment of $12.9 million, with the right to an additional $150.3 million contingent on attainment of certain developmental and commercial milestones. Rafael Pharma will also receive low-double digit royalties based on net sales.

●	Rafael Pharma continued to expand its pivotal Phase 3 trial of CPI-613® (devimistat) for patients with relapsed or refractory acute myeloid leukemia (AML) adding clinical trial sites in France, Austria, South Korea and Spain.

●	Rafael Pharma continued to expand its pivotal Phase 3 trial of CPI-613® (devimistat) in combination with modified FOLFIRINOX as a first-line treatment for patients with metastatic pancreatic cancer adding clinical trial sites in France, Korea and Israel.

●	Future Oncology, a peer-reviewed medical journal, published two manuscripts about the details of ongoing Phase 2 and Phase 3 studies at Rafael Pharma.

●	LipoMedix Pharmaceuticals, a clinical-stage company in which we hold a majority interest, was awarded a Horizon 2020 Phase 1 grant for the project: Promitil® - a new ‘smart’ nanomedicine for cancer chemo-radiotherapy. Horizon 2020 is a research and innovation program of the European Union.

Remarks by Howard Jonas, Chairman and CEO of Rafael Holdings

“During the fourth quarter, our key pharma holding, Rafael Pharma, continued to advance its clinical development programs, including pivotal, multi-jurisdictional, Phase 3 trials of CPI-613® (devimistat). Rafael Pharma also reached an out-licensing agreement with Ono Pharmaceuticals reflecting the promise of Rafael Pharma’s lead drug candidate.

“In addition, we have established a wholly-owned venture to develop a pipeline of therapeutic compounds including compounds to regulate cancer metabolism.  The venture is pursuing collaborative research agreements with scientists from top academic institutions.

“We also continue our efforts to realize the value of our real estate holdings including our 20-story commercial property and associated garage in Newark, New Jersey.”

About Rafael Holdings, Inc.:

Rafael Holdings, Inc., (“Rafael Holdings” or “the Company”), a Delaware corporation, owns interests in commercial real estate assets and clinical-stage pharmaceutical companies. The commercial real estate holdings consist of properties in Newark, New Jersey, Piscataway, New Jersey and in Israel. The pharmaceutical holdings include interests in Rafael Pharmaceuticals, Inc., a clinical-stage, oncology-focused, pharmaceutical company and in LipoMedix Pharmaceuticals Ltd., a clinical-stage oncology-focused pharmaceutical company based in Israel.

Contact:
Rafael Holdings

David Polinsky

Chief Financial Officer

P: (212) 658-1450

E: invest@rafaelholdings.com

RAFAEL HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

	July 31,
	2019	2018
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$12,024	$15,803
Trade accounts receivable, net of allowance for doubtful accounts of $122 and $82 at July 31, 2019 and 2018, respectively	450	287
Marketable securities	—	24,701
Due from Rafael Pharmaceuticals	280	3,300
Prepaid expenses and other current assets	507	421
Total current assets	13,261	44,512

Property and equipment, net	48,733	50,113
Investments – Rafael Pharmaceuticals	70,018	13,300
Investments – Other Pharmaceuticals	2,000	2,000
Investments – Hedge Funds	5,125	4,218
Deferred income tax assets, net	19	—
In-process research and development and patents	1,575	1,651
Other assets	1,412	1,126

TOTAL ASSETS	$142,143	$116,920

LIABILITIES AND EQUITY

CURRENT LIABILITIES
Trade accounts payable	$795	$367
Accrued expenses	605	500
Other current liabilities	27	24
Total current liabilities	1,427	891

Due to Related Parties	65	276
Convertible debt, net of discount of $54 – Related Party	14,946	—
Other liabilities	292	188
Accrued interest on convertible note – Related Party	649	—
TOTAL LIABILITIES	17,379	1,355

COMMITMENTS AND CONTINGENCIES

EQUITY
Class A common stock, $0.01 par value; 50,000,000 shares authorized, 787,163 shares issued and outstanding as of July 31, 2019 and 2018, respectively	8	8
Class B common stock, $0.01 par value; 200,000,000 shares authorized, 13,142,502 and 11,762,346 shares issued and outstanding as of July 31, 2019 and 2018, respectively	131	118
Additional paid-in capital	112,898	103,636
Accumulated deficit	(5,840)	(1,108)
Accumulated other comprehensive income	3,784	4,043
Total equity attributable to Rafael Holdings, Inc.	110,981	106,697
Noncontrolling interests	13,783	8,868
TOTAL EQUITY	124,764	115,565

TOTAL LIABILITIES AND EQUITY	$142,143	$116,920

RAFAEL HOLDINGS, INC.

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(in thousands, except share data)

	Year Ended July 31,
	2019	2018
REVENUES:
Rental – Third Party	$1,452	$1,275
Rental – Related Party	2,125	2,223
Parking	874	873
Other – Related Party	480	—
Total Revenue	4,931	4,371

COSTS AND EXPENSES:
Selling, general and administrative	8,821	5,519
Research and development	1,027	995
Depreciation and amortization	1,779	1,698
Loss from operations	(6,696)	(3,841)

Interest income, net	469	16
Net gains resulting from foreign exchange transactions	47	32
Net loss on equity investments	—	(104)
Gain on sales of marketable securities	330	12
Unrealized gain on Investments – Hedge Funds	907	—
Gain on disposal of bonus shares	—	246
Loss before income taxes	(4,943)	(3,639)
Benefit from (provision for) income taxes	19	(8,437)
Net Loss	(4,924)	(12,076)
Net loss attributable to noncontrolling interests	(231)	(427)
Net loss attributable to Rafael Holdings, Inc.	$(4,693)	$(11,649)

OTHER COMPREHENSIVE LOSS
Net Loss	$(4,924)	$(12,076)
Unrealized loss on marketable securities	—	(308)
Unrealized gain on available-for-sale securities	—	1,869
Foreign currency translation adjustments	298	166
Total Comprehensive Loss	(4,626)	(10,349)
Comprehensive income (loss) attributable to noncontrolling interests	173	(107)
Total Comprehensive Loss attributable to Rafael Holdings, Inc.	$(4,453)	$(10,456)

Loss per share attributable to Rafael Holdings, Inc. common stockholders:
Basic and diluted	$(0.35)	$(0.93)

Weighted average number of shares used in calculation of loss per share:
Basic and diluted	13,275,239	12,485,000

RAFAEL HOLDINGS, INC.

CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS

(in thousands, except share data)

	Year Ended July 31,
	2019	2018
Operating activities
Net loss	$(4,924)	$(12,076)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,779	1,698
Deferred income taxes	(19)	8,859
Interest income on Rafael Pharmaceuticals Series D Convertible Note	(848)	—
Interest income	(37)	—
Net realized and unrealized gain on sale of marketable securities	(330)	—
Net realized and unrealized gain on Investments - Hedge Funds	(907)	—
Provision for doubtful accounts	122	—
Non-cash compensation	372	104
Amortization of debt discount	17	657
Realized gain on disposal of bonus shares	—	(246)
Loss on disposal of fixed assets	—	13
Net gain resulting from foreign exchange transactions	—	(32)

Change in assets and liabilities:
Trade accounts receivable	(285)	(23)
Other current assets and prepaid expenses	(86)	(258)
Write off of patents	76	—
Other assets	275	(586)
Accounts payable and accrued expenses	533	(35)
Other current liabilities	3	(10)
Due to Related Party	654	2
Due from Related Party	(280)	—
Accrued Interest - Related Party	649	—
Other liabilities	104	118
Net cash used in operating activities	(3,132)	(1,815)

Investing activities
Purchases of property and equipment	(399)	(710)
Proceeds from sale and maturity of marketable securities	25,031	6,670
Purchase of investments	—	(151)
Cash advances to IDT Corporation, net of repayments	—	(1,700)
Investment in Rafael Pharmaceuticals	(55,870)	—
Net cash (used in) provided by investing activities	(31,238)	4,109

Financing activities
Contribution from noncontrolling interest of consolidated entity	4,587	—
Repayment of loan by Rafael Pharmaceuticals, including interest	3,335	—
Proceeds from sale of shares	7,777	—
Proceeds from exercise of options	190	864
Cash advances from IDT Corporation, net of repayments	—	886
Proceeds from issuance of convertible note	15,000	—
Net cash provided by financing activities	30,889	1,750
Effect of exchange rate changes on cash and cash equivalents	(298)	3
Net (decrease) increase in cash and cash equivalents	(3,779)	4,047
Cash and cash equivalents at beginning of year	15,803	11,756
Cash and cash equivalents at end of year	$12,024	$15,803

Supplemental Schedule of Non-Cash Investing and Financing Activities
Adoption effect of ASU 2016-01	$39	$—
Beneficial conversion feature of convertible debt – related party	$71	$—
Series D Convertible Note and accrued interest converted to Series D Preferred Stock	$10,848	$—
Related Party deposit utilized to purchase Class B Common Stock	$864	$—
Cash payments made for taxes	$—	$—
Cash payments made for interest	$—	$—

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